                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission on Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        CENTRA FINANCIAL HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                Kevin D. Lemley
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                        CENTRA FINANCIAL HOLDINGS, INC.
                             990 ELMER PRINCE DRIVE
                                  P.O. BOX 656
                      MORGANTOWN, WEST VIRGINIA 26507-0656
                                 (304) 598-2000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 17, 2003

     The Annual Meeting of Shareholders of Centra Financial Holdings, Inc. ("Centra") will be held on Thursday, April 17, 2003, at the Suncrest office of Centra Bank, Morgantown, West Virginia, at 4:30 p.m., local time, for the following purposes:

     1. To elect three directors to serve three-year terms; one director to serve a two-year term; and one director to serve a one-year term;

     2. To approve an amendment to the Articles of Incorporation to provide a waiver of liability of directors under certain circumstances, as permitted under the West Virginia Business Corporation Act enacted in 2002;

     3. To ratify the board of directors' selection of Ernst & Young LLP as Centra's independent auditors for 2003; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders who are holders of record on March 26, 2003, may vote at the meeting.
                                          By Order of the Board of Directors,

                                          /s/ Douglas J. Leech
                                          Douglas J. Leech
                                          President and Chief Executive Officer

Morgantown, West Virginia
March 27, 2003

     PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY. YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED AT THE MEETING.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              NO.
                                                              ----
VOTING PROCEDURES AND REVOKING YOUR PROXY...................    1
  VOTING FOR DIRECTORS......................................    1
  VOTING FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION
     AND RATIFICATION OF AUDITORS...........................    1
  REVOKING YOUR PROXY.......................................    2
* ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)..............    2
  MANAGEMENT NOMINEES TO CENTRA'S BOARD.....................    2
  OTHER NOMINEES............................................    2
MANAGEMENT..................................................    3
  BOARD INFORMATION.........................................    4
     Number of Meetings.....................................    4
     Board Committees.......................................    4
     Report of the Audit Committee..........................    4
     Board Compensation.....................................    5
     Certain Transactions with Directors and Officers and
      Their Associates......................................    5
     Board Compensation Committee Report on Executive
      Compensation..........................................    6
  EXECUTIVE COMPENSATION AND OTHER INFORMATION..............    7
     Summary of Compensation................................    7
     Summary of Stock Options...............................    8
     Employment Agreement and Change of Control.............    8
     Ownership of Securities by Directors and Executive
      Officers..............................................    8
* PROPOSAL TO AMEND ARTICLES OF INCORPORATION (ITEM 2 ON
  PROXY CARD)...............................................    9
* RATIFICATION OF AUDITORS (ITEM 3 ON PROXY CARD)...........    9
FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
  COMMISSION................................................   10
OTHER INFORMATION...........................................   10
SHAREHOLDER PROPOSALS FOR 2003..............................   10

---------------

* Matters to be voted upon.

                        CENTRA FINANCIAL HOLDINGS, INC.
                             990 ELMER PRINCE DRIVE
                                  P.O. BOX 656
                      MORGANTOWN, WEST VIRGINIA 26507-0656
                                 (304) 598-2000

                                PROXY STATEMENT

     Centra's board of directors is soliciting proxies to vote Centra shares at the 2003 Annual Meeting of Shareholders. Shareholders will meet at 4:30 p.m., on Thursday, April 17, 2003, for the purposes stated in the accompanying Notice of Annual Meeting. On or about March 27, 2003, Centra began mailing this proxy statement to shareholders of record as of March 26, 2003. Shareholders as of March 26, 2003, may vote at the meeting.

     Please read this proxy statement carefully. You will find more information about Centra in our enclosed 2002 Annual Report to Shareholders and in the public documents we file with the Securities and Exchange Commission.

     Centra will pay for the board of directors' solicitation of proxies, and employees of Centra and its subsidiary may follow up on this written solicitation by telephone or other methods of communication.

     As of March 26, 2003, Centra had 50,000,000 authorized shares of common stock with 2,320,550 shares issued and outstanding.

                   VOTING PROCEDURES AND REVOKING YOUR PROXY

     If you complete, sign and return the enclosed proxy card, the persons named in the proxy card will vote your shares as you direct. If you sign and return the proxy card without indicating how you want to vote, the proxies will vote your shares "FOR" the election of the five nominees as directors, and "FOR" approval of the amendment to the articles of incorporation and the ratification of the selection of Ernst & Young LLP as independent auditors. A quorum for the meeting is present if at least a majority of the outstanding shares is present in person or by proxy. Those who fail to return a proxy or attend the meeting will not count towards determining a quorum.

VOTING FOR DIRECTORS

     Directors are elected by a plurality of the shares voted. As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If a shareholder properly requests cumulative voting for directors, then each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. If any shares are voted cumulatively for the election of directors, the Proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.

VOTING FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND RATIFICATION OF AUDITORS

     A favorable vote by a majority of shareholders of Centra common stock represented at the Annual Meeting is required to amend Centra's articles of incorporation and to ratify the selection of Ernst & Young LLP as independent auditors for 2003.

REVOKING YOUR PROXY

     You may revoke your proxy before it is voted at the Annual Meeting by:

     - notifying Centra in person;

     - giving written notice to Centra;

     - submitting to Centra a subsequently dated proxy; or

     - attending the meeting and withdrawing the proxy before it is voted.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     Centra's bylaws provide that the board of directors can set the number of directors but also provide that the board of directors must have no less than six nor more than 30 directors. The board of directors has set the number of directors to serve in 2003 at nine, which means that five directors will be elected at the 2003 Annual Meeting.

     Centra's articles of incorporation divide the board of directors into three classes, each of which serves for three years. The classes are to be approximately equal. Because of this arrangement, Centra has nominated three nominees for three-year terms, one nominee for a two-year term and one nominee for a one-year term. Following the election, the three classes would be three directors in the class of 2004, three directors in the class of 2005, and three directors in the class of 2006.

MANAGEMENT NOMINEES TO CENTRA'S BOARD

                                    DIRECTOR    TERM
NAME                          AGE    SINCE     EXPIRES                     OCCUPATION
----                          ---   --------   -------   ----------------------------------------------
James W. Dailey II..........  55      2001      2006     President and Chief Executive Officer, W.
                                                         Harley Miller Contractors, Inc.
Douglas J. Leech............  48      1999      2006     Chairman, President Centra Financial Holdings,
                                                         Inc., President Centra Bank, Inc.
Mark R. Nesselroad..........  47        --      2006     Chief Executive Officer, Glenmark Holding LLC.
Robert A. McMillan..........  60        --      2005     President, Jefferson Distributing Company
Paul T. Swanson.............  70        --      2004     Chairman, CWS Inc., and Swanson Plating

OTHER NOMINEES

     Centra's bylaws require that any nominations for election to the board of directors, other than those made by Centra, must be made by a shareholder. The nomination must be in writing and delivered or mailed to the president not less than 14 days nor more than 50 days prior to the meeting. However, if Centra gives less than 21 days' notice of the meeting, the nominations must be mailed or delivered to the president not later than the seventh day after the Notice of Annual Meeting was mailed.

     A shareholder nomination must include the:

     - name and address of the proposed nominee(s);

     - principal occupation of proposed nominee(s);

     - total shares to be voted for each proposed nominee;

     - name and address of the shareholder making the nomination; and

     - number of shares owned by the shareholder making the nomination.

     If a shareholder does not follow these nomination requirements, the chairman of the meeting does not have to accept the nomination. This means that unless these requirements are met, the shareholder's nominee(s) will not be included among the nominees for election and any votes for those nominees will not be counted.

                            MANAGEMENT AND DIRECTORS

     In addition to the nominees, the following are the executive officers and directors of Centra.

                                                      DIRECTOR    CLASS        PRINCIPAL OCCUPATION
NAME                      AGE        POSITION          SINCE     EXPIRES         (PAST FIVE YEARS)
----                      ---   -------------------   --------   -------   -----------------------------
Kevin D. Lemley.........  48    Vice President, CFO       --        --     Senior Vice President and CFO
                                and Treasurer                              Centra Bank, Inc. (1999 to
                                                                           present). Senior Vice
                                                                           President, Huntington
                                                                           National Bank, West Virginia
                                                                           (Commercial Portfolio
                                                                           Manager/Manager of Statewide
                                                                           Commercial Lending) (1997-
                                                                           1999); Huntington National
                                                                           Bank, West Virginia, Chief
                                                                           Financial Officer (1987-1997)
Timothy P. Saab.........  46    Vice President and        --        --     Senior Vice President, Centra
                                Secretary                                  Bank, Inc. (1999 to present).
                                                                           Vice President and Group
                                                                           Executive, Private Financial
                                                                           Group, Huntington National
                                                                           Bank (1996-1999); Senior Vice
                                                                           President, Huntington
                                                                           National Bank, West Virginia
                                                                           (1993-1996); Corporate
                                                                           Secretary, Huntington
                                                                           Bancshares West Virginia
                                                                           (1989-1996); Corporate
                                                                           Secretary, Huntington
                                                                           National Bank, West Virginia
                                                                           (1994-1997)
Arthur Gabriel..........  65    Director                1999      2005     Secretary/Treasurer, Gabriel
                                                                           Brothers, Inc. (Retail Sales)
Parry G. Petroplus......  51    Director                1999      2004     President, Petroplus &
                                                                           Associates (Real Estate)
Milan Puskar............  68    Director                1999      2005     Chairman, Mylan Labs, Inc.
Bernard G. Westfall.....  61    Director                1999      2004     President and Chief Executive
                                                                           Officer, West Virginia United
                                                                           Health Systems

     Centra's board of directors has determined that Bernard G. Westfall meets the requirements of an audit committee financial expert as defined by the Securities and Exchange Commission. The board of directors believes that Mr. Westfall has the following five attributes that qualify him as an audit committee financial expert. Mr. Westfall, through education and experience, has:

     - An understanding of financial statements and generally accepted accounting principles;

     - An ability to assess the general application of generally accepted accounting principles in connection with accounting for estimates, accruals and reserves;

     - Some experience in preparing, auditing, analyzing and evaluating financial statements that present a level of complexity of accounting issues comparable to the breadth of issues that could reasonably be expected to be presented by Centra's financial statements;

     - An understanding of internal controls; and

     - An understanding of audit committee functions.

     Mr. Westfall acquired these attributes through his Bachelor of Science and Master's degrees at West Virginia University and his experiences as President and Chief Executive Officer of West Virginia United Health System. Mr. Westfall served ten years as Chief Financial Officer and Chief Operating Officer of West Virginia University Hospital. Mr. Westfall has served on the boards of directors of various entities, including a financial institution, during his career. Mr. Westfall is independent of Centra.

BOARD INFORMATION

  NUMBER OF MEETINGS

     The board of directors met 13 times in 2002. All of Centra's directors attended 75% or more of all board and committee meetings during 2002.

  BOARD COMMITTEES

     Audit Committee. The audit committee has three independent directors consisting of Bernard G. Westfall, Robert E. Lynch, Jr., and Mark R. Nesselroad. Information regarding the functions performed by the committee, its membership and the number of meetings held during the fiscal year is set forth in the "Report of the Audit Committee," included in this proxy statement. The audit committee is governed by a written charter approved by the board of directors.

     Compensation Committee. The compensation committee of the bank serves those functions for the bank and Centra. The compensation committee has four bank board members, consisting of Mark R. Nesselroad, Thomas P. Rogers, Bernard
G. Westfall and James W. Dailey II, and met five times in 2002. This committee administers Centra's 1999 Incentive Stock Option Plan and approves compensation levels for the executive management group of Centra and its subsidiaries. Information regarding the functions performed by the committee in setting executive compensation is set forth in the "Board Compensation Committee Report on Executive Compensation."

     Investment Committee. The investment committee has four members, consisting of James W. Dailey II, Arthur Gabriel, Dr. Paul F. Malone, and William Maloney, and met 11 times in 2002. This committee monitors and supervises the investments made by Centra Bank.

     Loan Committee. The loan committee has five members, consisting of Dr. Paul F. Malone, Robert A. McMillan, Parry G. Petroplus, Thomas P. Rogers, and Paul T. Swanson, and met 12 times in 2002. This committee evaluates and approves/disapproves loans in excess of the lending authority designated for management.

     Nominating Committee. The nominating committee has four members, consisting of Robert Lynch, Milan Puskar, Thomas P. Rogers, and Rita Tanner, and met one time in 2002. This committee evaluates and nominates directors for election at Centra's annual meeting.

  REPORT OF THE AUDIT COMMITTEE

     The audit committee oversees Centra's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of Centra's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and Centra, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The committee discussed with Centra's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their audits, their evaluations of Centra's internal controls, and the overall quality of Centra's financial reporting. The committee held five meetings in 2002.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The committee and the board have also approved the selection of Centra's independent auditors.

                                          Bernard G. Westfall, Chairman
                                          Robert E. Lynch, Jr.
                                          Mark R. Nesselroad

March 1, 2003

     This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless Centra specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

  BOARD COMPENSATION

     Directors are not currently compensated in cash for regular or special board meetings or committee meetings attended, but the bank and the company intend to compensate directors in the future. Each of the 11 non-employee directors of the bank elected in 1999, which includes five of the six holding company directors, received 10-year options to purchase 2,000 shares of Centra common stock for $10 per share in 2000. The two bank directors elected in 2001, including one holding company director, received 10-year options to purchase 2,000 shares of Centra common stock for $12.50 per share. Each of the eight non-employee directors of the Martinsburg region, elected in 2001, received 10-year options to purchase 2,000 shares of Centra common stock for $12.50 per share in 2001.

  CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS AND THEIR ASSOCIATES

     Centra and the bank have, and expects to continue to have, banking and other transactions in the ordinary course of business with its directors and officers and their affiliates, including members of their families or corporations, partnerships or other organizations in which officers or directors have a controlling interest, on substantially the same terms (including documentation, price, interest rates and collateral, repayment and amortization schedules and default provisions) as those prevailing at the time for comparable transactions with unrelated parties. All of these transactions were made on substantially the same terms (including interest rates, collateral and repayment terms on loans) as comparable transactions with non-affiliated persons. Centra's management believes that these transactions did not involve more than the normal business risk of collection or include any unfavorable features.

     Directors Parry G. Petroplus and Milan Puskar are members, and each own approximately one-third, of Platinum Plaza Limited Liability Company, lessor of the premises that the bank occupies. In our opinion, the lease is on terms and conditions which are at least as favorable to the bank as would be offered by a nonaffiliated third party. We base this opinion on two independent appraisals obtained by the bank.

     Total loans outstanding from the bank at December 31, 2002, to Centra's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $12.9 million or 49.7% of total equity capital. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

  BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee of the board of directors establishes compensation policies, plans and programs to accomplish three objectives:

     - to attract and retain highly capable and well-qualified executives;

     - to focus executives' efforts on increasing long-term shareholder value;
       and

     - to reward executives at levels which are competitive with the marketplace for similar positions and consistent with the performance of each executive and of Centra.

     The committee meets at least annually, and otherwise when necessary, with the chief executive officer to review and approve the compensation programs for executives. In determining the salary budget for 2002, and in fixing levels of executive compensation, the committee considered:

     - Centra's performance relative to its long-range goals and its peers; and

     - the relative individual performances of each executive.

     The compensation committee has determined that Centra's compensation is competitive with peer banks.

     The committee believes that shareholder value can be further increased by aligning the financial interests of Centra's key executives with those of its shareholders. Awards of stock options pursuant to Centra's Incentive Stock Option Plan ("ISOP") are intended to meet this objective and constitute the long-term incentive portion of executive compensation. Participation in the ISOP is specifically approved by the committee and consists of employees of Centra and its affiliate bank.

     Under the ISOP, the option price paid by the executive to exercise the option is the fair market value of Centra common stock on the day the option is granted. The executive may exercise the option any time within a 10-year period. The options gain value over that time only if the market price of Centra stock increases. The committee believes the ISOP focuses the attention and efforts of executive management and employees upon increasing long-term shareholder value. The committee awards options to key executives and employees in amounts it believes are adequate to achieve the desired objective. The total number of shares available for award in each plan year is specified in the ISOP.

     The compensation committee determines total compensation for the chief executive officer in basically the same way as for other executives, recognizing that the chief executive officer has overall responsibility for the performance of Centra. Therefore, Centra's performance has a direct impact upon the chief executive officer's compensation. The base compensation of the chief executive officer in 2002 was based primarily on efforts to expand the Monongalia County market share and to establish the Berkeley County market relative to long-range plan goals for earnings, asset quality, capital, liquidity and resource utilization.

     This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless Centra specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

     The report is submitted by the compensation committee, which consists of the following individuals:

                                          Mark R. Nesselroad, Chairman
                                          Thomas P. Rogers
                                          Bernard G. Westfall
                                          James W. Dailey, II

EXECUTIVE COMPENSATION AND OTHER INFORMATION

  SUMMARY OF COMPENSATION

     The following table summarizes the compensation Centra paid its chief executive officer as of the end of 2002.

                           SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                   ----------------------------   -----------------------------------------------------
                                                                          AWARDS
                                                         OTHER    -----------------------   PAYOUTS       ALL OTHER
                                                        ANNUAL    RESTRICTED   SECURITIES   -------     COMPENSATION
NAME AND                                                COMPEN-     STOCK      UNDERLYING    LTIP     (INCLUDING 401(k)
PRINCIPAL                           SALARY     BONUS    SATION     AWARD(S)     OPTIONS     PAYOUTS       MATCHING
POSITION                    YEAR     ($)        ($)     ($)(1)       ($)          (#)         ($)     CONTRIBUTIONS)(2)
---------                   ----   --------   -------   -------   ----------   ----------   -------   -----------------
Douglas J. Leech,.........  2002   $206,731   $56,651   $14,000                 190,000                    $8,269
President and Chief
Executive Officer
Douglas J. Leech,.........  2001   $200,000             $12,292                 190,000                    $7,692
President and Chief
Executive Officer
Douglas J. Leech,.........  2000   $175,000             $13,208                 150,000                    $7,922
President and Chief
Executive Officer

---------------

(1) Represents life insurance premium payments for insurance provided to Mr. Leech and reimbursement of payroll taxes related to Centra's Supplemental Employee Retirement Plan.

(2) Represents Centra's matching portion of Mr. Leech's 401(k) contributions.

  SUMMARY OF STOCK OPTIONS

     The following table lists Centra's grants during 2002 of stock options to the listed officer and all recipients of options under Centra's 1999 Incentive Stock Option Plan. The actual value, if any, an officer, director or other employee may realize depends on the amount by which the stock price is greater than the exercise price. The exercise price is the price the employee must pay to buy the shares, which is set at the fair market value of Centra's common stock on the date Centra granted the options. All granted options vest in periods ranging from immediately to four years and expire ten years from the date of grant. Centra did not award any stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                        INDIVIDUAL GRANTS
                                    ---------------------------------------------------------
                                       NUMBER OF       % OF TOTAL
                                      SECURITIES        OPTIONS        AVERAGE
                                      UNDERLYING       GRANTED TO    EXERCISE OR                GRANT DATE
                                    OPTIONS GRANTED   EMPLOYEES IN   BASE PRICE    EXPIRATION    PRESENT
NAME                                      (#)         FISCAL YEAR     ($/SH)(1)       DATE       VALUE(2)
----                                ---------------   ------------   -----------   ----------   ----------
Douglas J. Leech..................          --               --            --           --            --
3 Optionees (including the one
  listed above)...................      12,500           100.00        $15.00         2012       $32,875

---------------

(1) Plan participants may have Centra withhold their shares due upon exercise of an option to satisfy their required tax withholding obligations.

(2) The fair value for the options was estimated at the date of grant using a Black-Scholes option-pricing model with a risk-free interest rate of 2.79% and a weighted life of the options over seven years. No volatility or expected dividends were used to estimate the fair value due to Centra's stock not being publically traded and Centra having no history of dividend payments.

     The following table provides additional information on Centra's equity compensation plan:

                                                                                            NUMBER OF SECURITIES
                                                                   WEIGHTED-AVERAGE        REMAINING AVAILABLE FOR
                                  NUMBER OF SECURITIES TO BE       EXERCISE PRICE OF        FUTURE ISSUANCE UNDER
                                   ISSUED UPON EXERCISE OF            OUTSTANDING         EQUITY COMPENSATION PLANS
                                OUTSTANDING OPTIONS, WARRANTS      OPTIONS, WARRANTS        (EXCLUDING SECURITIES
                                        AND RIGHTS (a)              AND RIGHTS (b)       REFLECTED IN COLUMN (a) (c)
                               --------------------------------   -------------------   -----------------------------
Equity compensation plans
  approved by security
  holders....................               479,550                     $11.00                     320,450
Equity compensation plans not
  approved by security
  holders....................                    --                         --                          --
Total........................               479,550                     $11.00                     320,450

  EMPLOYMENT AGREEMENT AND CHANGE OF CONTROL

     Centra and the bank have an employment agreement with Douglas J. Leech, chairman, president and chief executive officer of both Centra and the bank. Mr. Leech's agreement provides that he will serve as president and chief executive officer of Centra and the bank. The term of the agreement is five years unless extended. On each monthly anniversary date of the agreement, the agreement is automatically extended for one additional month, provided that on any monthly anniversary date either the bank or Mr. Leech may serve notice to the other to fix the term to a definite five-year period. The agreement provides for a base salary of $225,000, which amount may be increased if approved by the bank's board of directors. The agreement provides for severance payments in the event Mr. Leech is actually or constructively terminated without just cause. The agreement also has a change of control provision whereby Mr. Leech may voluntarily terminate employment up until 24 months after a change in control and will be entitled to receive any compensation due and not yet paid through the date of termination plus all compensation and benefits set forth in the agreement for a period of five years following such voluntary termination. As of March 26, 2003, upon termination, for a change of control or termination without cause, Mr. Leech would receive 1.5 times his current salary of $225,000 for five years.

     The change of control provision is designed to secure Mr. Leech's continued service and dedication in the face of the perception that a change in control could occur, or an actual or threatened change of control occurs.

  OWNERSHIP OF SECURITIES BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of Centra's common stock that directors and executive officers own as of January 31, 2003.

                                                                   AMOUNT OF         PERCENT OF
NAME                                                          BENEFICIAL OWNERSHIP   OWNERSHIP
----                                                          --------------------   ----------
James W. Dailey II..........................................         18,000             0.78
Douglas J. Leech............................................         60,414             2.60
Kevin D. Lemley.............................................         31,800             1.37
Timothy P. Saab.............................................         16,000             0.69
Arthur Gabriel..............................................          1,000             0.04
Parry G. Petroplus..........................................         12,500             0.54
Milan Puskar................................................         80,000             3.45
Bernard G. Westfall.........................................         20,000             0.86
                                                                    -------            -----
All directors and executive officers as a group (eight
  persons)..................................................        239,714            10.33
                                                                    =======            =====

                  PROPOSAL TO AMEND ARTICLES OF INCORPORATION
                             (ITEM 2 ON PROXY CARD)

     During 2002, the West Virginia Corporation Act was repealed and replaced, in part, by the new West Virginia Business Corporation Act. Under the new Act, West Virginia corporations may include a provision in their articles of incorporation, which waives liability of the directors of the corporation for monetary damages to the corporation or its shareholders.

     In order for this waiver to apply, the director must have acted in good faith. The waiver does not apply to any director who:

     - Breached a duty of loyalty to the corporation;

     - Acted in bad faith or engaged in intentional misconduct or knowingly violated any law;

     - Voted for an unlawful distribution, such as a dividend which would render the corporation insolvent or unable to pay its debts; or

     - Received any improper personal benefit in any transaction with the corporation.

     These waivers are prospective only and do not apply to actions prior to their adoption.

     The purposes of these waivers include protecting directors who acted in good faith, ensuring that qualified persons are willing to serve as directors, and protecting the corporation from claims for indemnification by directors who are sued in that capacity. The waiver also may help reduce the costs of liability insurance for directors and offset any potential reductions of insurance coverage. The primary disadvantage of the waiver is that it makes it more difficult for the corporation or its shareholders to sue directors for business decisions.

     The Board of Directors of Centra have reviewed this change in the corporate law and determined that amending the articles of incorporation to include a waiver of director liability is in the best interests of Centra and its shareholders. Accordingly, the Board of Directors recommend that the articles of incorporation of Centra be amended to add the following new paragraph at Section V.7:

               A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted by the West Virginia Business Corporation Act or the laws of the United States or the State of West Virginia as the same exist or may hereafter be amended. Any repeal or modification of the foregoing provision by the stockholders of the Corporation shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

And to redesignate the prior paragraph V.7 to V.8.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                            RATIFICATION OF AUDITOR
                             (ITEM 3 ON PROXY CARD)

     The board of directors has selected the firm of Ernst & Young LLP to serve as independent auditors for Centra for 2003. Although the selection of auditors does not require shareholder ratification, the board of directors has submitted the appointment of Ernst & Young LLP to the shareholders for ratification. If the shareholders do not ratify the appointment of Ernst & Young LLP, the board of directors will consider the appointment of other independent auditors. Audit fees for 2002 and 2001 were $58,160 and $36,230, respectively, and included fees associated with the respective year's annual audit, the reviews of Centra's quarterly reports on Form 10-QSB, reviews of the annual report on Form 10-KSB and statutory filings with the Securities and Exchange Commission. Fees for tax services in 2002 and 2001 were $5,350 and $4,500, respectively. No audit related fees or other fees were incurred in 2002 and 2001.

     Ernst & Young LLP advised Centra that no member of that accounting firm has any direct or indirect material interest in Centra, or it subsidiary. A representative of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement and will respond to appropriate questions. The proxies will vote your proxy "FOR" the ratification of the selection of Ernst & Young LLP unless otherwise directed.

                        FORM 10-KSB ANNUAL REPORT TO THE
                       SECURITIES AND EXCHANGE COMMISSION

     Centra has included a copy of Form 10-KSB and its annual report in this package.

                               OTHER INFORMATION

     If either of the nominees for election as directors is unable to serve due to death or other unexpected occurrence, your proxies will be voted for a substitute nominee or nominees designated by the board of Centra, or the board of directors may adopt a resolution to reduce the number of directors to be elected. The board of directors is unaware of any other matters to be considered at the annual meeting. If any other matters properly come before the meeting, persons named in the accompanying proxy will vote your shares in accordance with the direction of the board of directors.

                         SHAREHOLDER PROPOSALS FOR 2003

     Any shareholder who wishes to have a proposal placed before the next annual meeting of shareholders must submit the proposal to Timothy P. Saab, secretary of Centra, at its executive offices, no later than December 1, 2003, to have it considered for inclusion in the proxy statement of the annual meeting of 2003.

                                          Douglas J. Leech
                                          President and Chief Executive Officer

Morgantown, West Virginia
March 27, 2003

                        CENTRA FINANCIAL HOLDINGS, INC.

       990 ELMER PRINCE DRIVE - P.O. BOX 656 - MORGANTOWN, WEST VIRGINIA
                          26507-0656 - (304) 598-2000

                                     PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR

               THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 17, 2003

        Timothy P. Saab and Kevin D. Lemley, or either one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in Centra Financial Holdings, Inc., at the Annual Meeting of Shareholders to be held April 17, 2003, and any adjournment thereof.

        Unless otherwise specified on this proxy, the shares represented by this proxy will be voted "FOR" the propositions listed on the reverse side and described more fully in the proxy statement of Centra Financial Holdings, Inc., distributed in connection with this Annual Meeting. Each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If cumulative voting for the election of directors is requested, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at said meeting, this proxy shall be voted in accordance with recommendations of the board of directors.

               PLEASE MARK YOUR VOTE IN BOX USING DARK INK ONLY.

                                                                                FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT*
                                                                                -------   ------------   ---------------
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.      (EXCEPT NOMINEE(S) WRITTEN BELOW)


1.   Election of directors for the terms specified in the proxy statement:       [ ]         [ ]              [ ]
       James W. Dailey II
       Douglas J. Leech
       Mark R. Nesselroad
       Robert A. McMillan
       Paul T. Swanson
     -------------------------------------------------------
     * (Except Nominee(s) written above.)

                 (Continued and to be signed on reverse side.)

                                                                     FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT*
                                                                     -------    ------------    ---------------


2.   A proposal to amend the Articles of Incorporation to provide a waiver of director liability as permitted under the West
     Virginia Business Corporation Act enacted in 2002 by
     redesignating Paragraph V.7 to V.8 and adding new paragraph
     V.7:                                                             [ ]          [ ]               [ ]
3.   Ratify the selection of Ernst & Young LLP as independent
     auditors for 2003:                                               [ ]          [ ]               [ ]
4.   To transact such other business as may properly come before
     the meeting or any adjournments thereof:                         [ ]          [ ]               [ ]

                                            Dated:                   , 2003
                                                  -------------------

                                            -------------------------------

                                            -------------------------------

                                                     Signature(s)

                                            When signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title. If more
                                            than one trustee, all should
                                            sign.

  PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.